                                                October 15, 1998 Supplements to
                                                Prospectuses Dated May 1, 1998

TRAVELERS SERIES TRUST
CAPITAL APPRECIATION FUND

The Travelers Series Trust Portfolio and Capital Appreciation Fund Prospectuses are amended to include the following Interagency Legend:

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.

L-21251B                                                                10/98